                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                           Reality Interactive, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                              REALITY INTERACTIVE, INC.
                                     Suite 400
                              7500 Flying Cloud Drive
                              Eden Prairie, MN  55344








April 20, 1998


Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Reality Interactive, Inc., to be held at 3:00 p.m. on Thursday, May 21, 1998, at the AmeriSuites, 11369 Viking Drive, Eden Prairie, Minnesota.

     Information about the business of the meeting and the nominees for election as members of the Board of Directors is set forth in the formal meeting notice and the proxy statement on the following pages.

     We hope you can attend the meeting. However, if you will not be able to join us, we urge you to exercise your right as a shareholder and vote. The vote of every shareholder is important, and your prompt cooperation in completing, signing and returning the enclosed proxy will be appreciated.


                              Sincerely,

                              /s/ Paul J. Wendorff

                              Paul J. Wendorff
                              Chairman, President and Chief Executive Officer

                             REALITY INTERACTIVE, INC.
                                     Suite 400
                              7500 Flying Cloud Drive
                              Eden Prairie, MN  55344


                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD ON


                                    MAY 21, 1998


TO THE SHAREHOLDERS OF REALITY INTERACTIVE, INC.:

     Notice is hereby given that the Annual Meeting of Shareholders of Reality Interactive, Inc. will be held at 3:00 p.m. on Thursday, May 21, 1998, at the AmeriSuites, 11369 Viking Drive, Eden Prairie, Minnesota, for the following purposes:

1.   To elect a Board of Directors.

2. To ratify the selection of Price Waterhouse LLP as the Company's independent auditors for the fiscal year ending December 31, 1998.

3. To consider and act upon any other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on April 17, 1998 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

     Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE ANY FURTHER SOLICITATION EXPENSE. IF YOU LATER DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS EXERCISED.

                              By Order of the Board of Directors,

                              /s/ Wesley W. Winnekins

                              Wesley W. Winnekins
                              Secretary

Dated:  April 20, 1998

                              REALITY INTERACTIVE, INC.

                                  PROXY STATEMENT

                                        FOR
                           ANNUAL MEETING OF SHAREHOLDERS
                                    MAY 21, 1998


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Reality Interactive, Inc. for use at the Annual Meeting of Shareholders of the Company to be held at 3:00 p.m. on Thursday, May 21, 1998, at the AmeriSuites, 11369 Viking Drive, Eden Prairie, Minnesota, and at any adjournment thereof. Shares represented by a proxy will be voted in the manner directed by a shareholder. If no direction is made, the proxy will be voted FOR the proposals set forth in this Proxy Statement. This Proxy Statement and the accompanying form of proxy are being sent or given to shareholders beginning on or about April 20, 1998 along with the Company's 1997 Annual Report to Shareholders.

     Only shareholders of record at the close of business on April 17, 1998 are entitled to notice of and to vote at the meeting or at any adjournment thereof. On April 17, 1998, there were 4,677,407 shares of Common Stock of the Company outstanding. Each share is entitled to one vote. Cumulative voting is not permitted. Shares voted as abstentions on any matter (or a "withhold vote for" as to a director) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting and as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which the shareholder has abstained. If a broker submits a proxy that indicates the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting, but will not be considered as present and entitled to vote with respect to such matters. A shareholder giving the enclosed proxy may revoke it at any time prior to its use by giving written notice of such revocation to the Company at least five days prior to the meeting or to the Secretary at the meeting.

     The Board of Directors knows of no matters other than those described in this Proxy Statement that may be brought before the meeting. However, if any other matters are properly brought before the meeting, persons named in the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters.

     All expenses in connection with the solicitation of proxies will be paid by the Company. In addition to solicitation by mail, officers, directors and regular employees of the Company who will receive no extra compensation for their services, may solicit proxies by telephone, facsimile or personal calls.

     A representative of Price Waterhouse LLP will be present at the Annual Meeting to respond to appropriate questions and will make a statement if such representative desires to do so.

                    PROPOSAL NUMBER ONE - ELECTION OF DIRECTORS

     It is the intention of the Company's management that the shares represented by proxy, unless otherwise indicated thereon, be voted for the election of Messrs. Wendorff, Eibensteiner and Bernards (the "Nominees"), each of whom has consented to serve as a Director of the Company if so elected, and to hold office until the next regular meeting of the shareholders.

     Absent other instructions, the proxies will be voted FOR each of the Nominees. If at the time of the Annual Meeting any Nominee shall have become unable to serve as a Director for any reason, which event is not expected to occur, the proxies will be voted for such nominees, if any, as shall be designated by the Board of Directors.

     Information regarding the Directors of the Company is set forth below:

     Name                     Age       Offices
     ----                     ---       -------
     Paul J. Wendorff          44       Chairman of the Board, President and
                                          Chief Executive Officer


     Ronald E. Eibensteiner*   47       Director


     James A. Bernards*        51       Director

--------------------------------

*  Denotes a member of the Compensation and Audit Committees

     PAUL J. WENDORFF has served as the Company's Chairman of the Board, President and Chief Executive Officer since the Company's inception in May 1994. From December 1990 to May 1994, he served as Director of Strategic Markets for Fourth Shift Corporation. From November 1983 to December 1990, he was Manager of Mid Range Software for Management Science America, Inc. Prior to that he served in various sales management positions for the American Hospital Supply Corporation between December 1976 and November 1983.

     RONALD E. EIBENSTEINER has served as a director of the Company since its inception in May 1994. He has been involved in the formation of several technology companies and, as President of Wyncrest Capital, Inc., has been a seed investor in numerous development stage companies. He is a director of IVI Publishing, Inc., an Internet publisher of health and wellness information for the consumer marketplace; IntraNet Solutions, Inc., an intranet based document management company; and currently serves as Chairman of OneLink Communications, an interactive voice response provider to the telecommunications industry. He was also Chairman of Prodea Software Corporation, a data warehousing software company, until its sale to Platinum TECHNOLOGY, INC. in January 1996.

     JAMES A. BERNARDS has served as a director of the Company since July 1994. He also is President of Facilitation, Inc., a provider of business and financial consulting services. From 1981 to 1993 he was President of the accounting firm Stirtz, Bernards & Co. He has been President of Brightstone Capital, Ltd., a venture capital fund, since 1986, and is a director of Health Fitness Corporation, a provider of preventative and rehabilitative healthcare services, and FSI International, Inc., a developer, manufacturer and marketer of products used in the technology areas of microlithography, surface conditioning and chemical management.

     THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE MEETING IS REQUIRED FOR THE ELECTION OF THE NOMINEES. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES.

MEETINGS OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES

     During the fiscal year ended December 31, 1997, the Board of Directors met five times. All of the incumbent directors attended at least 75% of the meetings of the Board of Directors and meetings of the committees on which they served. The Board of Directors and its committees also act from time to time by written consent in lieu of meetings.

     The Board of Directors of the Company has standing audit and compensation committees which have a current membership as indicated in the foregoing section. The Board of Directors has no standing nominating committee.

     The Audit Committee makes recommendations as to the selection of auditors and their compensation, and reviews with the auditors the scope of the annual audit, matters of internal control and procedure and the adequacy thereof, the audit results and reports and other general matters relating to the Company's accounts, records, controls and financial reporting. There was no formal meeting of the Audit Committee during fiscal 1997.

     The Compensation Committee reviews and recommends to the Board of Directors the compensation guidelines for executive officers. There was no formal meeting of the Compensation Committee during fiscal 1997.

     Outside directors did not receive compensation during 1997 for serving on the Board of Directors. Directors who are also employees of the Company do not receive any additional compensation for serving on the Board of Directors.

                                  EXECUTIVE OFFICERS

     Name                     Age  Offices
     ----                     ---  -------
     Paul J. Wendorff         44   President, Chief Executive Officer
     Wesley W. Winnekins      36   Chief Financial Officer, Vice President of
                                     Operations
     Andrew R. Keith          41   Vice President of Marketing
     Bruce W. Fischer         52   Director of Product Management

     See the biographical information for Mr. Wendorff under "Election of Directors."

     WESLEY W. WINNEKINS, a certified public accountant, has served as the Company's Chief Financial Officer since June 1995 and as the Company's Secretary since January 1996. From June 1993 to May 1995, he was the Director of Operations/Controller at Ruth Stricker's Fitness Unlimited, Inc. From November 1991 to June 1993, he served as the Accounting Manager for Fourth Shift Corporation, and from September 1990 to October 1991, he served as the Corporate Controller for Authorware, Inc. From June 1985 to September 1987, he served as an auditor for Arthur Andersen & Co.

     ANDREW R. KEITH has served as the Company's Director of Marketing since May 1995. From October 1992 to April 1995, he served as National Marketing Manager for Ideal Learning/Lifetouch Inc. ("Lifetouch"). From May 1992 to October 1992, he was a principal and co-founder of Mediapros Ltd., a company subsequently acquired by Lifetouch, and from December 1989 to April 1992, he was Product Marketing Manager for Authorware, Inc. From September 1984 to November 1989, he was Manager of Marketing Communications for Crossfield News Publishing Systems.

     BRUCE W. FISCHER has served as the Company's Director of Business Development Since June 1994. From December 1989 to June 1994, he served as a marketing Product Manager for Fourth Shift Corporation. From September 1987 to December 1989, he was a manager at Options Group, Inc., and from January 1981 to September 1987, he was Senior Industry Consultant for Management Science America.


              SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     For the month of February 1997, the statement of changes in beneficial ownership (Form 4) for each of Messrs. Wendorff and Eibensteiner were submitted after the required deadline. The Company believes that all other Section 16(a) filing requirements were met in a timely manner for the fiscal year ending December 31, 1997.

                                EXECUTIVE COMPENSATION


     The following table sets forth the compensation awarded to or earned in fiscal years 1995, 1996 and 1997 by the Company's Chief Executive Officer. No other executive officer of the Company earned salary and bonus in excess of $100,000 during 1997.

                                   SUMMARY COMPENSATION TABLE


                                                                                 Long-Term
                                                        Annual Compensation     Compensation
                                            Fiscal     ----------------------   -------------
Name                                         Year      Salary (1)     Bonus      Options (2)
-----                                        ----      ----------    --------   -------------
Paul J. Wendorff                             1997       $125,000       --         105,000
  President and Chief Executive Officer      1996        115,333     $15,000       75,000
                                             1995         84,000       --          30,000

-----------------------
(1)  The current annual salary of Mr. Wendorff is $135,000.

(2) In 1995, Mr. Wendorff was granted an option to purchase 30,000 shares of Common Stock at an exercise price of $1.98 per share. This option was canceled in December 1997 in connection with a Board of Director approved repricing of employee stock options and, simultaneously, an option to purchase 30,000 shares of Common Stock at an exercise price of $1.00 per share was granted to Mr. Wendorff. This option shall vest in equal monthly installments during the four years following the date of grant. In 1996, Mr. Wendorff was granted an option to purchase 75,000 shares of Common Stock at an exercise price of $4.54 per share. This option was canceled in March 1997 and, simultaneously, an option to purchase 75,000 shares of Common Stock at an exercise price of $.89 per share was granted to Mr. Wendorff. This option shall become 100% vested on the fifth anniversary of the date of grant, but may vest earlier if certain performance objectives are achieved. As of December 31, 1997, none of these performance objectives had been met.


     The following table summarizes the options granted to the executive officer named in the Summary Compensation Table in 1997.

                                        OPTION GRANTS IN 1997


                    Number of Securities     Percent of Total Options
                    Underlying Options         Granted to Employees        Exercise       Expiration
Name                     Granted                  in Fiscal 1997             Price           Date
-----               --------------------     ------------------------      ---------      ----------
Paul J. Wendorff         75,000                       13%                    $0.89          3/5/02
                         30,000                        5%                    $1.00         12/1/02

     No options were exercised by the executive officer named in the Summary Compensation Table during fiscal year 1997.

     The following table summarizes the number of unexercised options held by the executive officer named in the Summary Compensation Table as of December 31, 1997.

                        OPTION VALUES AT DECEMBER 31, 1997

                        Number of Unexercised             Value of Unexercised
                          Options at End of               In-the-Money Options
                             Fiscal 1997                 at End of Fiscal 1997 (1)
                      ---------------------------      ----------------------------
Name                  Exercisable   Unexercisable      Exercisable    Unexercisable
----                  -----------   -------------      -----------    -------------
Paul J. Wendorff         --           135,000              $--             $--

----------------------
(1) Value is based on the difference between the closing price of the Company's Common Stock of $0.25 as reported by the The Nasdaq Stock Market-SM- on December 31, 1997 and the option exercise price per share multiplied by the number of shares subject to the option. No options were in-the-money as of December 31, 1997.


REPORT ON OPTION REPRICING

     During 1997, after a significant decrease in the price of the Company's Common Stock, the Board of Directors determined that options to purchase an aggregate of 135,000 shares of Common Stock granted to Mr. Wendorff pursuant to the Company's 1994 Stock Incentive Plan, as amended (the "1994 Plan"), no longer provided a perceived meaningful incentive to Mr. Wendorff as initially intended. In light of the Company's financial performance in 1997 and the Compensation Committee's desire to provide meaningful incentives to the Company's executive officers, the Board of Directors canceled options to purchase a total of 135,000 shares held by Mr. Wendorff and regranted to Mr. Wendorff options to purchase the same number of shares as described below and at an exercise price equal to the Common Stock's closing price on the Nasdaq SmallCap Market on the date of grant.

     In 1994, Mr. Wendorff was granted an option to purchase 30,000 shares of Common Stock at an exercise price of $1.98 per share. This option was canceled in December 1997 and, simultaneously, an option to purchase 30,000 shares of Common Stock at an exercise price of $1.00 per share was granted to Mr. Wendorff. This option shall vest in equal monthly installments during the four years following the date of grant. In 1995, Mr. Wendorff was granted an option to purchase 30,000 shares of Common Stock at an exercise price of $1.98 per share. This option was canceled in December 1997 and, simultaneously, an option to purchase 30,000 shares of Common Stock at an exercise price of $1.00 per share was granted to Mr. Wendorff. This option shall vest in equal monthly installments during the four years following the date of grant. In 1996, Mr. Wendorff was granted an option to purchase 75,000 shares of Common Stock at an exercise price of $4.54 per share. This option was canceled in March 1997 and, simultaneously, an option to purchase 75,000 shares of Common Stock at an exercise price of $.89 per share was granted to Mr. Wendorff. This option shall become 100% vested on the fifth anniversary of the date of grant, but may vest earlier if certain performance objectives are achieved. As of December 31, 1997, none of the performance objectives had been met.

                                PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information with respect to beneficial ownership of the Company's Common Stock as of February 28, 1998 by:
(i) each director of the Company, (ii) each executive officer of the Company named in the Summary Compensation Table, (iii) all directors and executive officers of the Company as a group and (iv) each person or entity known by the Company to own beneficially more than 5% of the Company's Common Stock. Unless noted below, the address of each of the following shareholders is the same as the Company.

                                                                      Beneficial Ownership (1)
                                                                 --------------------------------
          Name                                                     Shares                Percent
          ----                                                   -----------           ----------
          Perkins Capital Management, Inc.(2)................... 1,334,850                25.2%
             730 E. Lake Street
             Wayzata, Minnesota  55391

          Paul J. Wendorff......................................   584,964                12.5

          The Perkins Opportunity Fund(3).......................   550,000                11.1
             730 E. Lake Street
             Wayzata, Minnesota  55391

          Ronald E. Eibensteiner(4).............................   483,288                10.1
             Suite 1860, Midwest Plaza
             801 Nicolett Mall
             Minneapolis, Minnesota  55402

          Brightstone Funds(5)..................................   253,195                 5.3
             7200 Metro Blvd.
             Edina, Minnesota  55439

          James A. Bernards(6)..................................      --                    --

          All directors and executive officers
             as a group (5 persons)(7).......................... 1,118,702                23.3

----------------------
(1) Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of February 28, 1998 are deemed to be outstanding for purposes of computing the percentage of shares beneficially owned by the person holding such options or warrants, but are not deemed to be outstanding for purposes of computing such percentage for any other person. Except as indicated by footnote, the persons named in the table above have the sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)  Includes 614,150 shares of Common Stock subject to warrants.

(3) Includes 275,000 shares of Common Stock subject to warrants. Perkins Capital Management, Inc. serves as investment advisor to The Perkins Opportunity Fund, and holds voting and dispositive power over such shares. Perkins Capital Management, Inc. disclaims beneficial ownership in such shares.

(4) Includes 375,600 shares of Common Stock and 107,688 shares of Common Stock subject to warrants and options owned in each case by Wyncrest Capital, Inc., an investment fund controlled by Mr. Eibensteiner.

(5) Includes 111,111 shares of Common Stock held by Brightstone Fund V; 68,975 shares of Common Stock and 43,109 shares of Common Stock subject to warrants held by Brightstone Fund VI; and 30,000 shares of Common Stock subject to options held by Brightstone Capital, Ltd. Brightstone Capital, Ltd. is the general partner of Brightstone Fund V and Brightstone Fund VI.

(6) Excludes an aggregate of 253,195 shares held by Brightstone Capital, Ltd., Brightstone Fund V and Brightstone Fund VI. See Note 5 above. Mr. Bernards is the President of Brightstone Capital, Ltd. Mr. Bernards disclaims beneficial ownership of such shares.

(7) See Notes 2 through 7 above. Includes an additional 36,325 shares of Common Stock and 14,125 shares of Common Stock subject to options held by officers not listed in the above table.

                PROPOSAL NUMBER TWO - RATIFY APPOINTMENT OF AUDITORS

     The Board of Directors has appointed Price Waterhouse LLP as the Company's independent auditors for the year ending December 31, 1998, and recommends that the shareholders ratify that appointment. Price Waterhouse LLP has no relationship with the Company other than that arising from its employment as independent auditors. Representatives from Price Waterhouse LLP will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

     THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE MEETING IS REQUIRED TO RATIFY THIS APPOINTMENT. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THIS APPOINTMENT.


PROPOSALS FOR THE NEXT ANNUAL MEETING

     According to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, a shareholder may require that certain proposals suggested by the shareholder be voted upon at a shareholder meeting. Information concerning any such proposal may be submitted to the Company for inclusion in the Company's proxy statement. Any such proposal to be considered at the Company's Annual Meeting of shareholders to be held in 1999 should be submitted to the Company on or before December 21, 1998.

                              By Order of the Board of Directors,



                              /s/ Wesley W. Winnekins

                              Wesley W. Winnekins
                              Secretary

April 20, 1998

                                     PROXY
                           REALITY INTERACTIVE, INC.

                 ANNUAL MEETING OF SHAREHOLDERS -- MAY 21, 1998

    The undersigned hereby appoints Paul J. Wendorff and Wesley W. Winnekins (the "Proxies"), each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Reality Interactive, Inc., held of record by the undersigned on April 17, 1998, at the ANNUAL MEETING OF SHAREHOLDERS to be held on May 21, 1998, or any adjournment thereof.

(1)  ELECTION OF          / /  FOR all nominees     / /  WITHHOLD AUTHORITY
     DIRECTORS:           (except as marked below)  to vote for nominees

     PAUL J. WENDORFF       RONALD E. EIBENSTEINER       JAMES A. BERNARDS

    (INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)

--------------------------------------------------------------------------------

(2) The proposal to ratify and approve the appointment of Price Waterhouse LLP as the Company's independent auditor.

               / /  FOR         / /  AGAINST         / /  ABSTAIN

          (CONTINUED, AND TO BE COMPLETED AND SIGNED ON REVERSE SIDE)

                        (CONTINUED FROM THE OTHER SIDE)

     THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH PROPOSAL.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

                                    Dated:                               , 1998
                                            ----------------------------

                                    Signed:
                                            -----------------------------------
                                            Signature of Shareholder

                                    Signed:
                                            -----------------------------------
                                            Signature of Shareholder (if held
                                            jointly)

                                    Please vote, date and sign this proxy as your name is printed hereon. When signing as attorney, executory administrator, trustee, guardian, etc. give full title as such. If the stock is held jointly, each owner should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

 PLEASE VOTE, DATE AND SIGN THIS PROXY PROMPTLY. A RETURN ENVELOPE IS ENCLOSED
                             FOR YOUR CONVENIENCE.